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Goldman Sachs ABS Corp.
200 West Street
New York, New York 10282

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Goldman Sachs ABS Corp. (the “Company”) and CommonBond, Inc. (“CommonBond” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of student loans in connection with the proposed offering of CommonBond Student Loan Trust 2018-B-GS, Private Credit Student Loan Backed Notes.

CommonBond is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 4, 2018, representatives of the Company provided us with a computer-generated student loan data file and related record layout containing data, as represented to us by CommonBond, as of May 30, 2018, with respect to 2,675 student loans (the “Statistical Loan File”). At your instruction, we randomly selected 100 student loans from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.      Loan number (for informational purposes)

2.      Borrower state (original)

3.      Loan type (in-school/refinance)

4.      Original loan balance

5.      Deferment end date (if applicable)

6.      Forbearance end date (if applicable)

7.      Payment amount

8.      First disbursement date

9. Maturity date 10. Next payment date (if applicable) 11. Current loan status 12. Current interest rate 13. Current loan balance 14. Borrower graduation year* 15. Borrower degree program*

*For Sample Loans with a “loan type” (as set forth on or derived from the Origination Documents) of “refinance” only.

We compared Characteristic 2. to the corresponding information set forth on or derived from the Promissory Note or Final Disclosure Statement (collectively, the “Origination Documents”); Characteristic 3. to the Origination Documents and to an electronic loan file, prepared, created, and delivered by CommonBond, from CommonBond’s servicing system as of the close of business on May 30, 2018 (the “Servicing System File”); Characteristic 4. to the Final Disclosure Statement; Characteristics 5. through 13. to the Servicing System File; and Characteristics 14. and 15. to the Degree Verified Certificate or other related correspondence (collectively, the “Degree Verification Form”).

Member of Deloitte Touche Tohmatsu Limited

At your instruction, for purposes of our comparisons:

•	with respect to our comparison of Characteristic 3., a loan type of (i) “refinance” as set forth on the Statistical Loan File is deemed to be in agreement with “consolidation” as set forth on the Origination Documents and (ii) “in-school” as set forth on the Statistical Loan File is deemed to be in agreement with “private education” as set forth on the Origination Documents. Further, a loan type of (i) “refinance” as set forth on the Statistical Loan File is deemed to be in agreement with “CBDPCN03,” “CBDPCN02,” “CBDPCN01,” “CBDPCN06,” “CBDPCN04,” “CBDPCN15,” “CBDPCN05,” “CBDPCN07,” “CBDPCN08,” “CBDPCN09,” “CBGRL,” “CBHBRD” or “CBDPCN10” as set forth on the Servicing System File and (ii) “in-school” as set forth on the Statistical Loan File is deemed to be in agreement with “CBMBA,” “CBDGRD01” or “CBDGRD15” as set forth on the Servicing System File; and

•	with respect to our comparison of Characteristic 11., a current loan status of “Admin. Forbearance” as set forth on the Statistical Loan File, is deemed to be in agreement with a current loan status of “FA” as set forth on the Servicing System File.

The student loan documents described above (including the Servicing System File) and any other related documents used in support of the Sample Loan Characteristics were provided to us by representatives of CommonBond and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In some instances, our comparisons and recomputations were made using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 29, 2018